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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            _______________________


                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            _______________________

               Date of report (Date of earliest event reported):
                          July 3, 2003 (July 1, 2003)


                               AURORA FOODS INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   001-14255               94-3303521
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)   (I.R.S. EMPLOYER
  OF INCORPORATION OR                                    IDENTIFICATION NUMBER)
     ORGANIZATION)


       11432 Lackland Road
       St. Louis, Missouri                                     63146
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                     (ZIP CODE)


                               (314) 801 - 2300
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      N/A
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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ITEM 5.  OTHER EVENTS.

         On July 2, 2003, Aurora Foods Inc. (the "Company") issued a press release announcing that it is undertaking a comprehensive financial restructuring. As part of such restructuring, on July 1, 2003, the Company entered into an agreement in principle ("Agreement in Principle") with J.W. Childs Equity Partners III, L.P. (the "Investor"), an affiliate of J.W. Childs Associates, L.P., pursuant to which the Investor will make an investment of $200 million for a 65.6 percent equity interest in the reorganized Company.

         The Company also announced that it has begun discussions with its bank lenders and bondholders regarding the terms of such restructuring.

         In addition, the Company announced that it has launched, with the support of its bank lenders, a vendor lien program under which the Company is offering vendors the ability to obtain a junior lien on substantially all of the Company's assets for shipments made on customary terms. JPMorgan Chase, the Company's agent bank, has also agreed to continue to provide the Company with up to $30 million in accounts receivable financing pursuant to its existing receivables facility.

         The Company also announced that, in connection with the restructuring, it has elected to defer the $8.8 million interest payment due July 1, 2003 on its outstanding 8.75% senior subordinated notes.

         The press release is attached hereto as Exhibit 99 and is incorporated herein by reference. The Agreement in Principle is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Amendment and Forbearance, dated as of June 30, 2003, to the Fifth Amended and Restated Credit Agreement, dated as of November 1999, among the Company, the financial institutions party thereto and the agents thereunder and the Letter Agreement related thereto, dated June 30, 2003 between the Company and JPMorgan Chase Bank are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.


ITEM 7.  EXHIBITS.


(c) Exhibits.

Exhibit No.       Description
----------        -----------

10.1 Agreement in Principle, dated July 1, 2003, by and between Aurora Foods Inc. and J.W. Childs Equity Partners III, L.P.

10.2 Amendment and Forbearance, dated as of June 30, 2003, to the Fifth Amended and Restated Credit Agreement, dated as of November 1999, among the Company, the financial institutions party thereto and the agents

10.3 Letter Agreement, dated June 30, 2003, between the Company and JPMorgan Chase Bank

99                Press Release dated July 2, 2003



                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  AURORA FOODS INC.


                                                 By: /s/ Richard A. Keffer
                                                     --------------------------
                                                 Name:   Richard A. Keffer
                                                 Title:  General Counsel and
                                                         Secretary



July 3, 2003

                               AURORA FOODS INC.
                          CURRENT REPORT ON FORM 8-K
                           REPORT DATED JULY 3, 2003



                                 EXHIBIT INDEX

Exhibit No.       Description
----------        -----------

10.1 Agreement in Principle, dated July 1, 2003, by and between Aurora Foods Inc. and J.W. Childs Equity Partners III, L.P.

10.2 Amendment and Forbearance, dated as of June 30, 2003, to the Fifth Amended and Restated Credit Agreement, dated as of November 1999, among the Company, the financial institutions party thereto and the agents

10.3 Letter Agreement, dated June 30, 2003, between the Company and JPMorgan Chase Bank

99                Press Release dated July 2, 2003